UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

6D GLOBAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6D GLOBAL TECHNOLOGIES, INC.
17 State Street, Suite 2550
New York, New York 10004
 July 27th, 2016

Dear Stockholders:

We are pleased to invite you to attend our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 19, 2016 at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement (also available at www.proxyvote.com) which you are urged to read carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. For your convenience, we are providing three ways in which you may vote your shares: (1) by Internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your notice and following the instructions; or (3) by mail, by returning your executed proxy in the enclosed postage paid envelope.

Thank you for your ongoing support of, and continued interest in 6D Global Technologies, Inc. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Tejune Kang
Tejune Kang Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on August 19, 2016: In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we are now providing access to our proxy materials, including the proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and a form of proxy relating to the Annual Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

6D GLOBAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on Friday, August 19, 2016.
Place	Offices of K&L Gates, LLP, 599 Lexington Avenue, New York, New York 10022. If you need directions to the Annual Meeting, please contact 6D Global at (646) 681-2345
Items of Business
(1) To elect four members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
(2) To vote on an advisory resolution to approve executive compensation; and
(3) To consider such other business as may properly come before the meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a 6D Global stockholder as of the close of business on July 20, 2016.
Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 2 of this proxy statement or your enclosed proxy card.

By Order Of The Board Of Directors

/s/ Tejune Kang
Tejune Kang Chairman of the Board of Directors

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about July 27th, 2016.

6D GLOBAL TECHNOLOGIES, INC.

PROXY STATEMENT

GENERAL INFORMATION

1. Why am I receiving these materials?

6D Global Technologies, Inc. (the “Company”) has delivered printed proxy materials to you by mail in connection with the Company’s solicitation of proxies for use at the Company’s 2016 annual meeting of stockholders (the “Annual Meeting”) to take place on Friday, August 19, 2016 at 9:00 a.m., local time, at the offices at K&L Gates LLP, located at 599 Lexington Avenue, New York, New York 10022.

These materials were first sent or made available to stockholders on July 27th, 2016. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

2. What is included in these proxy materials?

These proxy materials include:

•	The Notice of Annual Meeting;

•	This Proxy Statement;

•	The proxy card; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2016 (the “Annual Report”).

3. What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4. I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact us in writing at 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004 or by calling (646) 681-2345.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

5. How can I access the proxy materials over the internet?

Our proxy materials are also available free of charge at www.proxyvote.com.

6. What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election to the Company’s Board of Directors (the “Board”) of the four nominees named in this Proxy Statement (Proposal No. 1);

•	An advisory resolution to approve executive compensation (Proposal No. 2).

We will also consider any other business that properly comes before the Annual Meeting. See Question 17 below.

7. How does the Board recommend that I vote?

The Board recommends that you vote your shares:

•	“FOR” election of the nominees named in this Proxy Statement to the Board (Proposal No. 1); and

•	“FOR” the proposal regarding an advisory vote on executive compensation (Proposal No. 2).

8. What shares can I vote?

Each share of the Company’s common stock has one vote on each matter. Only stockholders of record as of the close of business on July 20, 2016 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 78,247,864 shares of the Company’s common stock issued and outstanding, held by 192 holders of record. In addition to stockholders of record of the Company’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below.

9. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record-If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and under Question 11 below.

•
Beneficial Owner-If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and under Question 11 below.

10. How can I vote my shares in person at the Annual Meeting?

You can vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You can vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

11. How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

12. Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company at 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004, prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

13. How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the Company’s common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

14. How are votes counted?

In the election of directors (Proposal No. 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by the board of directors.

15. What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the four persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on them at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine.” In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that brokers may not vote your shares on the election of directors, certain executive compensation matters, or certain corporate governance matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

16. Who will bear the cost of soliciting votes for the Annual Meeting?

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

17. What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

18. Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

19. How can I attend the Annual Meeting?

Only stockholders as of the Record Date are entitled to attend the Annual Meeting. Admission will begin at 8:30 a.m. on the date of the Annual Meeting, and each stockholder must present valid photo identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date.

20. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders, the Company’s Secretary must receive the written proposal at our principal executive offices no later than March 30th, 2017. If we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after August 19, 2017 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York NY 10004.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2017 Annual Meeting of Stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on March 22, 2017, and
•	not later than the close of business on April 21, 2017.

If we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after August 19, 2017 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 15th day following the day on which notice of the meeting date is mailed, or
•	the 15th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the Company’s Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance-Corporate Governance and Board Matters-Consideration of Director Nominees-Stockholder Recommendations and Nominees” on pages 7 through 12 of this Proxy Statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

DIRECTORS, CORPORATE GOVERNANCE, AND EXECUTIVE OFFICERS

Directors

Listed below are the four nominees for election as a director, each of whom currently serves on the Board. Each of the directors listed below has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will serve a one-year term.

Name	Age as of the Annual Meeting	Position with the Company	Director Since
Tejune Kang	40	Chairman of the Board and Chief Executive Officer	September 2014
Piotr A. Chrzaszcz	52	Director	October 2015
Michael Bannout	52	Director	October 2015
Sarah Michael	29	Director	April 2016

The Board and its Nominating and Corporate Governance Committee (the “Nominating Committee”) believe the skills, qualities, attributes and experience of the directors provide the Company with business acumen and a diverse range of perspectives to engage each other and management to address effectively the Company’s evolving needs and represent the best interests of the Company’s stockholders. The biographies below describe the skills, qualities, attributes and experience of the nominees that led the Board and the Nominating Committee to determine that it is appropriate to nominate these directors.

Tejune Kang, Chairman of the Board and Chief Executive Officer

Mr. Kang has served as the Chief Executive Officer of Six Dimensions, the predecessor company to 6D Global, since the Company’s founding in 2004, and was appointed chairman of the Board of Directors of 6D Global in September 2014.  Before founding Six Dimensions, Mr. Kang was a principal of Kang Management Group, a commercial real estate developer in Nevada, until 2009 when it was closed down due to the global financial crisis that negatively affected the real estate markets in the West Coast.  In early 2010, Mr. Kang filed a bankruptcy petition under Chapter 7 of Title 11 of the United States Code in connection with his personal guarantee of land projects and the inability to refinance related indebtedness.  Since then, Mr. Kang has devoted his efforts to growing Six Dimensions.  Prior to Kang Management Group, Mr. Kang was an engineer for five years with PeopleSoft (now Oracle Corporation). While at PeopleSoft, Mr. Kang managed Human Resources, Financial, Supply Chain, and Enterprise Performance Management software implementations for Fortune 500 companies including Boeing, Apple, AT&T, HP. Mr. Kang is a member of Harvard Business School’s Owner President/Management Program (OPM 50), Inc. Business Owners Council (IBOC), Vistage, Entrepreneurs’ Organization (EO), Alliance of CEOs, National Association of Asian American Professionals (NAAAP) and Massachusetts Institute of Technology (MIT) Key Executive Program and Entrepreneurial Masters Program (EO).  Mr. Kang graduated from The University of California, Davis with a Bachelor of Science degree in Managerial Economics.

Piotr A. Chrzaszcz, Director

Mr. Chrzaszcz has served as the CEO of Commercial Masterminds, Inc., a commercial real estate investment and advisory firm from 2007-2012 and holds the advanced real estate investor designation, Certified Commercial Investment Member (CCIM).  Mr. Chrzaszcz was an active leader in the CCIM community and a guest lecturer for the UC Berkeley Extension, Personal Financial Planning Program discussing due diligence in commercial real estate.  Mr. Chrzaszcz is currently a Vice President for a local California bank working as their Corporate Real Estate Manager and an active investor trading his own portfolio.  Mr. Chrzaszcz is an Air Force veteran and holds a Bachelor of Science in Aerospace Engineering from Boston University.  Mr. Chrzaszcz’s leadership experience gained while in executive management and with his investment experience led the Board of Directors to conclude that Mr. Chrzaszcz should serve as a director of the Company.

Michael Bannout, Director

Mr. Bannout has served as the CEO and President of M. London Group, Inc. for the past 25 years, a privately owned men’s and women’s fashion accessories and apparel company, which he started in New York City as a small cut and sew manufacturing company and built into a multi-million dollar enterprise with world-wide distribution.  Mr. Bannout attended Brooklyn College in Brooklyn, NY.  Mr. Bannout’s substantial management, executive, and leadership experience gained from his extended service as CEO and President of his own company led the Board of Directors to conclude that Mr. Bannout should serve as a director of the Company.

Sarah Michael, Director

Ms. Michael is currently a Project Director of Hospitality House where she administers the financial analysis of private equity firms, REITs, hotel brands, and real estate owners and developers to reduce expenses and improve company efficiencies.  She provides conceptual strategy, operational expertise, financial underwriting, landlord representation and operator sourcing.  Formerly, Ms. Michael worked in the Commercial Real Estate Team at Nest Seekers International and served as the Vice President of healtheo360, an online healthcare social media company.  Ms. Michael holds a Bachelor of Science in Psychology from St. John’s University.  Ms. Michael’s strategic, operational, and financial underwriting experience led the Board of Directors to conclude that Ms. Michael should serve as a director of the Company.

Corporate Governance

Role of the Board

The Board oversees the Company’s management in the competent and ethical operation of the Company, and assures that the long-term interests of the stockholders are being served.

During 2015, the Board held 4 meetings in person, 15 telephonic meetings, and acted by written consent 1 time. All directors attended in person, telephonically or by written consent at least 75% of all board and applicable meetings during the time they were active board members, except for Terry McEwen.  The Board has determined that Piotr A. Chrzaszcz, Michael Bannout, and Sarah Michael are independent under the applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. In making these determinations, the Board considered the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

The Company has no policy with respect to director attendance at Annual Meetings, but encourages all directors to attend. Five directors attended last year’s annual meeting.

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also the Chief Executive Officer of the Company. We believe that by having this combined position, our Chief Executive Officer serves as a bridge between management and the Board, ensuring that both act with a common purpose. In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having a Chief Executive Officer with extensive knowledge of the Company, as opposed to a relatively less informed independent Chairman, outweigh potential disadvantages. Additionally, we believe that our majority of independent directors provide sufficient independent oversight of our management. We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provides an avenue of communication among our independent auditors, management, and our Board.

Board Committees

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee. The Board has determined that the Chairs and all committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The members of the committees are shown in the table below.

Director	Audit Committee	Compensation Committee	Nominating Committee
Tejune Kang	----	--	--
Piotr A. Chrzaszcz	Member	Member	Chair
Michael Bannout	Member	Chair	Member
Sarah Michael	Chair	Member	Member

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements, and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual or transition report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Compensation Committee is responsible primarily for reviewing the policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.

The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to become members of the Board and executive officers of the Company; selecting, or recommending that the Board select, director nominees for election as directors by the stockholders of the Company; developing and recommending to the Board a set of effective governance policies and procedures applicable to the company; leading the Board in its annual review of the Board’s performance; recommending to the Board director nominees for each committee; making recommendations regarding committee purpose, structure and operations; and overseeing and approving a managing continuity planning process. During the fiscal year ended December 31, 2015, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board.

The Audit Committee, Compensation Committee, and Nominating Committee operate under written charters adopted by the Board. Copies of these charters are available at http://ir.6dglobal.com/governance-docs.

Audit Committee Financial Expert

The Board has determined that Sarah Michael qualifies as an “audit committee financial expert” as defined under applicable SEC rules, and that all members of the Audit Committee meet the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act.

Code of Ethics

The Company has a code of business conduct and ethics (the “Code of Ethics”) that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the Board. The code is available at http://ir.6dglobal.com/governance-docs. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis, with the exception of the following:

Name	Number of late Reports	Transactions not timely reported	Known failures to file a required form
Adam Hartung	1	1	0
TJ Iaciofano	1	1	0
Tejune Kang	1	1	0
Matthew Sullivan	1	1	0
Mark Szynkowski	1	1	0

Review, Approval or Ratification of Transactions with Related Persons

The Code of Ethics contains a policy for the review of transactions in which the Company conducts business with a relative or significant other of a director, officer, or employee of the Company (a “Related Party Transaction”). The Related Party Transaction must be disclosed to the Company’s Chief Financial Officer to determine whether or not it is material to the Company. In the event the Related Party Transaction is determined to be material, it must be reviewed and approved in writing by the Audit Committee in advance of the consummation of such Related Party Transaction. Significant Related Party Transactions, including those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors.

Transactions with Related Persons

Six Dimensions Inc., the private company predecessor to the Company, had a loan outstanding to its largest stockholder/owner at the time, Tejune Kang, during the fiscal year ended December 31, 2014. This loan bore interest at 2.64% with no definite repayment terms. During the year ended December 31, 2014, interest totaled $46,433, which was included in the Company’s consolidated balance sheet. During the year ended December 31, 2014, and prior to the Company becoming a reporting company, the loan balance of $456,563 was eliminated, as the Company treated the loan as a stockholder distribution.

Involvement in Certain Legal Proceedings

Except as otherwise disclosed in this Proxy Statement, during the past ten years, none of our directors or executive officers has been:

(1)
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4)
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

(5)
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compensation Committee Interlocks and Insider Participation

Mr. Hartung, David S. Kaufman, Anubhav Saxena, Mr. Chrzaszcz, and Mr. Bannout were the members of the Compensation Committee during 2015. Mr. Kaufman and Mr. Saxena served on the Compensation Committee until October, 2015, during which month they were replaced by Mr. Chrzaszcz and Mr. Bannout, respectively, who have served on the Compensation Committee since their respective appointments. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any member of the Compensation Committee have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2015.

Stockholder Recommendations and Nominees

The Nominating Committee considers properly submitted recommendations for candidates to the board of directors from stockholders. In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the board of directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating Committee should include (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee for the previous 10 years, (iii) a brief statement as to such nominee’s qualifications and educational background, (iv) permission for the Company to conduct a background investigation on the nominee; (v) the number of shares of common stock of the Company beneficially owned by the candidate; (vi) the information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director; and (vii) a statement that such nominee consents to his or her nomination and will serve as a director if elected. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the board of directors should be sent to Secretary, c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004.

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting-Question 20. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on pages 7 through 8 of this Proxy Statement.

Director Selection Process and Qualifications

Our Nominating Committee will evaluate and recommend candidates for membership on the board of directors consistent with criteria established by our Board. The Nominating Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating Committee recommends director nominees who are ultimately approved by the full board of directors.

When considering a potential non-incumbent candidate, the Nominating Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our board of directors. As part of its consideration of director succession, our Board and the Nominating Committee monitor whether the directors as a group meet the criteria for the composition of the board of directors, including overall diversity of perspective and experience.

Communications with the Board

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Company’s Secretary c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a stockholder of the Company. All such letters will be reviewed by the Secretary and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Compensation of Directors

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Adam Hartung (1)	37,500	-	73,100	-	-	-	110,600
David S. Kaufman (2)	15,000	-	73,100	-	-	-	88,100
Terry McEwen (3)	15,000	-	73,100	-	-	-	88,100
Anubhav Saxena (4)	15,000	-	73,100	-	-	-	88,100
Piotr A. Chrzaszcz (5)	14,500	-	21,400	-	-	-	35,900
Michael Bannout (6)	14,500	-	21,400	-	-	-	35,900

(1)	Adam Hartung served as a Director until April, 2016.
(2)	David S. Kaufman served as a Director until October, 2015.
(3)	Terry McEwen served as a director until November, 2015.
(4)	Anubhav Saxena served as a director until October, 2015.
(5)	Piotr A. Chrzaszcz began serving as a director on October 24, 2015.
(6)	Michael Bannout began serving as a director on October 27, 2015.

The Company has agreed to compensate its independent directors $5,000 for each full quarter for which they serve and actively participate in Board activities, such as attending meetings of the Board and committees of the Board.  For the fourth quarter of 2015 and forward, the Company agreed to compensate its independent directors $10,000 for director fee, $2,500 fee for being a chairman of the Nominating and Compensation Committee, $3,750 for Chairman of the Audit Committee, and $1,000 fee for being a member of each committee for each full quarter for which they serve and actively participate in Board and Committee activities.  Directors are also eligible to receive stock options as granted.  As discussed in more detail below under the heading “Equity Compensation Plan,” in February 2015, the Company and its stockholders adopted an Omnibus Compensation Plan.

Executive Officers

The following sets forth information regarding executive officers of the Company. Our executive officers are appointed by, and serve at the discretion of, the Board. Biographical information pertaining to Mr. Kang, who is both a director and an executive officer of the Company, can be found in the section entitled “Directors.”

Name	Age as of the Annual Meeting	Position	Since
Mark Szynkowski	48	Chief Financial Officer	December 2014
Bradley Timchuk	51	President and Chief Operations Officer	April 2016
Thomas J. Iaciofano	40	Vice President	May 2016

Mark Szynkowski, Chief Financial Officer

Prior to joining the Company, from December 2005 to July 2014, Mr. Szynkowski was Vice President of Finance for Epiq Systems, a provider of integrated technology products and services for the legal profession. Prior to his tenure at Epiq Systems, Mr. Szynkowski served as Chief Financial Officer and Controller for multiple high-growth organizations and began his career with Ernst & Young. Mr. Szynkowski graduated from Alfred University with a Bachelor degree in Accounting.

Bradley Timchuk, President and Chief Operations Officer

Prior to joining the Company, Mr. Timchuk was employed by TigerLogic Corporation, and served as its Chief Executive Officer from September 2014 until March 2015, in which role he was responsible for TigerLogic’s restructuring, strategic partnerships, and growth strategy.  Prior to that, Mr. Timchuk served as Executive Vice President of Worldwide Sales and Marketing at TouchCommerce, Inc., an online customer engagements solution company, from May 2012 through November 2013, and in various capacities at Fuel Industries, Inc., a private youth engagement agency, beginning in March 2010, including as Executive Vice President, Chief Executive Officer from November 2010 through September 2011, and in an advisory capacity through April 2012.  Mr. Timchuk has also served as Senior Vice President of Sales and Business Development for eFusion, Inc. Mr. Timchuk attended Mohawk College in Canada, where he studied Computer Electronics Technology.

Thomas J. Iaciofano, Vice President

Mr. Iaciofano is responsible for ensuring overall revenue and margin growth of 6D Global CMS segment, strategic acquisitions, product development, partnerships, and operations.  Prior to being named to his current position Mr. Iaciofano is responsible for ensuring overall revenue and margin growth of 6D Global CMS segment, strategic acquisitions, product development, partnerships, and operations.  Prior to being named to his current position Mr. Iaciofano was Director of the Content Management System (CMS) and Digital Asset Management (DAM) practice.  His team consists of solution delivery managers, technical architects, development leads, engineers, and subject matter experts.  He is also responsible for the opening and managing of 6D Labs, the company’s center of excellence focused on solution delivery and support for technology implementations.  Mr. Iaciofano has over 13 years of experience in web and internet-based solution delivery as well as leading enterprise-level web-based content management systems. Prior to joining Six Dimensions in 2011, he held various leadership roles in web content management for higher education, commercial and the non-profit space.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information as of [July 20th, 2016 with respect to the beneficial ownership of the Company’s common stock by: (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director; (iii) each named executive officer; and (iv) all directors and executive officers as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o 6D Global Technologies, Inc., 17 State Street, Suite 2550, New York, NY 10004.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 78,247,864 shares of Common Stock outstanding at July 20th, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within sixty days of July 20th, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Executive Officers and Directors
Tejune Kang, Chief Executive Officer and Chairman of the Board (1)	23,296,474	29.8%
Mark Szynkowski, Chief Financial Officer	*	*
Matthew Sullivan, former Executive Vice President	*	*
Thomas J. Iaciofano, Vice President	*	*
Adam Hartung, former Director	*	*
Piotr A. Chrzaszcz, Director	*	*
Michael Bannout, Director	*	*
Sarah Michael, Director	*	*
All executive officers and directors as a Group (8 persons)	23,646,474	30.2%
Other > 5% Security Holders
NYGG (Asia) Ltd. (2)	35,149,883	44.9%
Epics Grantor Retained Annuity Trust II (3)	4,000,000	5.1%

(1)	Pursuant to a stockholders’ agreement, Mr. Kang, Chairman and CEO of the Company and any successor to or designee of the CEO, was appointed as proxy of NYGG (Asia) Ltd., with the full power to vote NYGG (Asia) Ltd.’s shares in the same manner and in the same proportion as shares of common stock that are not held by NYGG (Asia) Ltd. are voted. The stockholders’ agreement shall terminate upon delisting of the shares from NASDAQ or dilution of NYGG (Asia) Ltd.’s stake in the Company or its possible successor below 5% of the Company’s outstanding common stock.
(2)	The address of the beneficial owner is 12th Floor, Ruttonjee House, 11 Duddell Street, Central, Hong Kong, China. See (1) above regarding stockholders’ agreement.
(3)	The address of the beneficial owner is PO Box 3477 San Ramon, CA 94583.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement.

Compensation Committee
Michael Bannout, Chair
Piotr A. Chrzaszcz
Sarah Michael

Summary Compensation Table

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended December 31, 2015 and 2014. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options or any other compensation paid to the named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Tejune Kang Chief Executive Officer and Chairman of the Board	2015 2014	85,500 84,000	- -	- -	172,350 -	- -	- -	64,700 50,000	322,550 134,000

Mark Szynkowski Chief Financial Officer	2015 2014	185,434 12,570	- -	- -	191,500 -	- -	- -	- -	376,934 12,570

Bradley Timchuk (2) President and Chief Operations Officer	2015 2014	- -	- -	- -	- -	- -	- -	- -	- -

Thomas Iaciofano Vice President	2015 2014	146,684 136,250	- 37,000	158,700 -	76,600 -	- -	- -	- -	381,984 173,250

Matthew Sullivan Executive Vice President (1)	2015 2014	132,693 107,900	- 12,500	158,700 -	95,750 -	- -	- -	- 80,000	387,143 200,400

(1)	Matthew Sullivan Served as Executive Vice President until July, 2015.
(2)	Bradley Timchuk was appointed as President and Chief Operations Officer effective on May 1st, 2016

The Company offers competitive compensation packages to attract and retain executives who manage the day-to-day business of the Company while fostering the further growth of the Company.  These compensation packages include a base salary and other incentives, such as cash bonuses and stock options, determined on a case-by-case basis.  In the case of the Company’s Chief Executive Officer, Tejune Kang, and its former Executive Vice President, Matthew Sullivan, this program is tied to the Company’s performance.  These executives’ bonus payments vary based on meeting (or exceeding) both a revenue goal and a profitability margin.  Under this system, if only minimum criteria are met, the executive does not receive a bonus.  Conversely, should the executive exceed the revenue expectations and profitability margin, then he would be entitled to receive a cash bonus and a stock option grant.  By design, this compensation plan rewards executives only for exceeding expectations.  The amounts payable in both instances have accelerators for different target points.  For example, revenue of $20,000,000 would equate to no bonus payment or stock option grant, while achieving a revenue target of $20,000,001 with a 5% profit margin would result in a cash bonus and the issuance of stock options.  In total, there are three accelerators, with the maximum constituting a revenue target of $40,000,001+ and a profitability margin of 10%.  Profit is defined as EBIT, and no bonus is paid or stock option granted until the completion of the year-end financial audit.  Prior to the Company going public, Tejune Kang, the Company’s CEO, Chairman and significant stockholder, transferred some of his stock to long-term employees, including Matthew Sullivan and Thomas Iaciofano, which transfer vested over 4 years so long as each recipient remained an employee.  For accounting purposes these stock transfers by Tejune Kang were recorded as compensation expenses of the Company.  During a portion of 2014, Matthew Sullivan was compensated by the Company as an independent contractor through a third party corporation.  CEO/Chairman Tejune Kang, as part of his compensation agreement received an allowance for certain personal expenses, which was valued at $64,700, in addition to his salary of $85,500. On March 17, 2016, Mr. Kang’s employment agreement was amended to eliminate the allowance and reflect a base salary of $220,000 per year.  The Company’s officers participate in the normal employee compensation strategy: a base salary, a year-end bonus and a stock option grant, as governed by the Company’s 2015 Omnibus Incentive Plan.

Employment Agreements

Mr. Kang, Mr. Szynkowski, and Mr. Timchuk are the only executive employees that currently have employment agreements with the Company.

Mr. Kang’s employment agreement was amended on March 17, 2016.  Under the amended employment agreement, Mr. Kang’s total compensation consists of a base salary of $220,000 (without any allowance or reimbursement of personal expenses), with an opportunity for a performance bonus based upon a combination of Company revenue and profitability targets.  If Mr. Kang’s employment is terminated for cause by the Company or if he terminates his employment without good reason, he will be entitled to receive his accrued base salary (and benefits, if Mr. Kang terminates without good reason), but will forfeit all stock options (whether vested or unvested).  If Mr. Kang’s employment is terminated without cause by the Company, if he terminates his employment with good reason, or if he terminates his employment in connection with a Change in Control, he will be entitled to a $55,000 lump sum payment and all of his unvested stock options will immediately vest.

Mr. Szynkowski was an at-will employee and did not have a written employment agreement with the Company during 2015.  On January 1, 2016, the Company entered into a written employment agreement with Mr. Szynkowski.  The employment agreement has a two-year term and provides for base compensation of $215,000, with an opportunity for a bonus of up to $21,500 based upon a combination of Company revenue and profitability targets.  If Mr. Szynkowski’s employment is terminated for cause by the Company, or if he terminates his employment without good reason, then he will be entitled to receive his accrued base salary through the date of termination (and benefits, if Mr. Szynkowski terminates without good reason), but will forfeit all stock options (whether vested or unvested).  If Mr. Szynkowski’s employment is terminated without cause by the Company, if he terminates his employment with good reason, or if his employment is terminated in connection with a change of control of the Company, he will be entitled to a $53,750 lump sum payment and all of his unvested stock options will immediately vest.

Mr. Timchuk entered into a written employment agreement with the Company on May 1, 2016, which has a two-year term and provides him with an annual base salary of $240,000 and the opportunity for a performance and a discretionary bonus.  In addition, pursuant to the employment agreement, the Company agreed to issue Mr. Timchuk, on May 1, 2016, stock options to purchase 200,000 shares of the Company’s common stock, to vest annually in five equal installments.  If Mr. Timchuk’s employment is terminated for cause by the Company or if he terminates his employment without good reason, then he will be entitled to receive his accrued base salary through the date of termination (and benefits, if Mr. Timchuk terminates without good reason), but will forfeit all stock options (whether vested or unvested).  If Mr. Timchuk’s employment is terminated without cause by the Company, or upon a change in control, or if Mr. Timchuk resigns for good reason, Mr. Timchuk is entitled to a severance payment of $60,000 and any unvested stock options will terminate and be null and void (except in the case of a Change in Control, in which case all granted but unvested stock options shall immediately vest).

Equity Compensation Plan

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Tejune Kang	-	45,000	(3)	-	$8.28	April 1, 2025	-	$-	-	-
Mark Szynkowski	-	50,000	(3)	-	$8.28	April 1, 2025	-	$-	-	-
Bradley Timchuk (1)	-	-		-	-	-	-	$-	-	-
Thomas Iaciofano	-	20,000	(3)	-	$8.28	April 1, 2025	150,000	$435,000	-	-
Matthew Sullivan (2)	-	-		-	-	-	-	$-	-	-

(1)	Bradley Timchuk began serving as President and Chief Operations Officer on May 1, 2016.
(2)	Matthew Sullivan served as Executive Vice President until July, 2015 upon which options and future stock grants were forfeited.
(3)	Stock options granted April 1, 2015 have a yearly vesting schedule over a 5-year period.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

On October 22, 2014, the Company, with the approval of the Audit Committee, engaged BDO USA, LLP as the Company’s new independent registered public accounting firm.  Marcum LLP (“Marcum”) and Li and Company, PC (“Li & Co.”), were previously engaged at separate times as the independent accounting firm of Six Dimensions, LLC (“Six Dimensions”), the predecessor and now subsidiary of the Company, while it was a privately-held company.  On October 24, 2014, the Company notified and confirmed with Marcum that it had been dismissed as the independent accounting firm of Six Dimensions LLC.  Marcum was never engaged as the Company’s independent registered public accounting firm, nor had they issued any financial reports related to the Company prior to its dismissal. Li & Co. was previously engaged separately from Marcum as the independent accounting firm of Six Dimensions while it was a privately-held company.  On October 24, 2014 Six Dimensions notified Li & Co. that it had been dismissed as the independent accounting firm of Six Dimensions. Li & Co. was not engaged as the Company’s independent registered public accounting firm at any time.

On March 17, 2016, BDO USA, LLP resigned as the auditors to the Company.  On April 18, 2016, The Company engaged with SingerLewak LLP as the Company’s new independent registered public accounting firm.  SingerLewak LLP conducted the audit for years ending December 31, 2014 and December 31, 2015.

The following table sets forth all fees paid or accrued by the Company for the audit and other services provided by the Company’s public accounting firms for the years ended December 31, 2015 and December 31, 2014

BDO USA, LLP(1)	2015	2014
Audit Fees(2)	$322,467	$127,150
Audit-Related Fees(3)	-	-
Tax Fees(4)	-	-
All Other Fees(5)	-	-
Total	$322,467	$127,150

SingerLewak LLP(1)	2015	2014
Audit Fees(2)	$268,340	$104,500
Audit-Related Fees(3)	-	-
Tax Fees(4)	-	-
All Other Fees(5)	-	-
Total	$268,340	$104,500

(1)	BDO USA, LLP resigned as company auditor on March 17, 2016. SingerLewak LLP was engaged by the Company on April 18, 2016.
(2)	Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q.
(3)	Audit-related fees comprise fees for professional services that are reasonably related to the performance of the worldwide audit or review of the Company’s financial statements.
(4)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning servicer.
(5)	Other Fees consist of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors. The Audit Committee shall schedule meetings to review and approve the scope of the annual audit to be performed by the Company’s independent auditors.

The Audit Committee shall select, evaluate, and if appropriate, terminate or replace the independent auditors. The Audit Committee will arrange to receive from the independent auditors a formal written statement on at least an annual basis delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, which shall (a) set forth all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor’s professional judgment may reasonably be thought to bear on independence, and (b) confirm that in the auditor’s professional judgment, it is independent of the Company within the meaning of the Exchange Act and the Securities Act. On an annual basis, the Audit Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors’ independence, especially in light of any disclosed relationships or services that may impact the objectivity and independence of the auditor. The independent auditors are accountable to the Audit Committee and to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Committee operates pursuant to a charter that is available on the Investor Relations Section of our website at http://ir.6dglobal.com/governance-docs.

The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the financial statements, and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2015 with the Company’s management and SingerLewak LLP, the Company’s independent registered public accounting firm (“SingerLewak”). The Audit Committee has also discussed with SingerLewak the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from SingerLewak required by applicable requirements of the PCAOB regarding SingerLewak’s communications with the Audit Committee concerning independence, and has discussed with SingerLewak its independence from the Company.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee:
Sarah Michael, Chair
Piotr A. Chrzaszcz
Michael Bannout

PROPOSALS

Overview of Proposals

This Proxy Statement contains two proposals requiring stockholder action:

•	Proposal No. 1 requests the election of four directors to the Board.
•	Proposal No. 2 requests that stockholders vote on an advisory resolution approving the Company’s executive compensation.

Each proposal is discussed in more detail in the pages that follow.

Proposal No. 1 - Election of Directors

Nominees

The Nominating Committee recommended, and the Board nominated:

•	Tejune Kang,
•	Piotr A. Chrzaszcz,
•	Michael Bannout, and
•	Sarah Michael

as nominees for election as members of our Board, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Mr. Kang was elected to the Board at last year’s annual meeting and is standing for re-election.  Messrs. Chrzaszcz and Bannout, and Ms. Michael, were each appointed by the Board to fill vacancies.  Each of these three candidates was referred to the Board by CEO/Founder, Tejune Kang, who conducted a search and interviewed multiple candidates referred by legal and business contacts.

At the Annual Meeting, proxies cannot be voted for a greater numbers of individuals than the four nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s four nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy.

The Board resolved on June 15th, 2016 to reduce the number of directors that constitute the Board from five to four (eliminating a vacancy in the process), pursuant to the authority granted to it in Article III, Section 1 of the By-laws of the Company.

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation

The Board recommends that you vote “FOR” the election of each of the abovementioned nominees.

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

As required by the SEC’s proxy rules, the Company is seeking a non-binding advisory vote with respect to the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables). The Company believes it is appropriate to seek and take into account the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s executive compensation program and compensation paid to our named executive officers are described on pages 16 through 19 of this Proxy Statement. Our compensation program is overseen by our Compensation Committee and is intended to reward performance while aligning the interests of our executives with those of our stockholders’ long-term interests.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board requests the stockholders vote to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers in 2015, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.

As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Boards or the Compensation Committee, or creating or implying any additional fiduciary duty for the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions of the stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

At the Company’s 2015 Annual Meeting of Stockholders, a vote was held on an advisory basis on the frequency of advisory votes to approve executive compensation (each, a “say-on-pay vote”). The Board recommended that stockholders vote to hold say-on-pay votes “EVERY YEAR” (as opposed to every to two years or every three years). The every year frequency received the highest number of votes cast, therefore it was deemed to be the frequency selected by the stockholders. In accordance with the Board’s recommendation and the frequency selected by the stockholders, the Company will include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting) every year. The Company will next hold an advisory vote on the frequency of say-on-pay votes at the annual meeting of stockholders in 2021.

Required Vote

You may vote for or against this proposal, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Recommendation

The Board recommends that you vote “FOR” the approval of the foregoing resolution.

Other Matters

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: July 27th, 2016

GD GLOBAL TECHNOLOGIES, INC.
17 STATE STREET, SUITE 2550
NW YORK, NY 10004

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Tejune Kang   02 Michael Bannout   03 Piotr Chrzaszcz   04 Sarah Michael

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To vote on an advisory resolution to approve executive compensation.	☐	☐	☐

NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement therof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000296765_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

6D GLOBAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
August 19, 2016 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Tejune Kang and Mark Szynkowski, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of 6D GLOBAL TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 AM, on August 19, 2016, at the offices of K&L Gates, LLP, 599 Lexington Avenue, New York, New York 10022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000296765_2 R1.0.1.25